AMENDMENT NO. 1

TO

TERM LOAN AGREEMENT

This Amendment No. 1 to Term Loan Agreement is entered into effective the 1st day of November, 2015, by and between Aspirity Financial LLC (“Lender”) and Krieger Enterprises, LLC (“Borrower”).

WHEREAS, Lender and Borrower are parties to that certain Term Loan Agreement, entered into as of July 1, 2015 (the “Agreement”); and

WHEREAS, Lender and Borrower desire to amend the Agreement, as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows.

1. A new proviso is added to the definition of Actual Redemptions in Section 1.01, to read in its entirety as follows:

“provided, however, that if a Sub Noteholder redeems a Sub Note or Sub Notes and, within 30 days of doing so, purchases a Renewable Unsecured Subordinated Note or Notes from Aspirity Holdings LLC (a “reinvestment”), the amount of such reinvestment, up to the amount of the Sub Note or Sub Notes redeemed, shall not be deemed an Actual Redemption.

2. A new Section 6.01(e) is hereby added, to read in its entirety as follows:

(e) As soon as available, but in any event within 20 days after the end of each month which is not the end of a calendar quarter (as to which Section 6.01(b) shall apply), consolidated and consolidating balance sheets for Borrower as of the end of such month, along with the related consolidated and consolidating statements of income or operations for such month.

3. In all other respects, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, this Amendment No. 1 has been executed on behalf of each party by a duly authorized officer.

ASPIRITY FINANCIAL LLC		KRIEGER ENTERPRISES, LLC

By	/s/ Mark A. Cohn	By	/s/ Timothy Krieger
Its	CEO	Its	CEO

AMENDMENT NO. 2

TO

TERM LOAN AGREEMENT

This Amendment No. 2 to Term Loan Agreement is entered into effective the 27th day of January, 2016, by and between Aspirity Financial LLC (“Lender”) and Krieger Enterprises, LLC (“Borrower”).

WHEREAS, Lender and Borrower are parties to that certain Term Loan Agreement, entered into as of July 1, 2015, as amended by Amendment No. 1, dated as of November 1, 2015 (the “Agreement”); and

WHEREAS, Lender and Borrower desire to amend the Agreement, as set forth herein, such that Borrower shall not be responsible for any expenses associated with Lender’s being a public reporting company;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows.

1. The reference to “Schedule 2.03 – Expected Expenses” in the Table of Contents is hereby deleted.

2. The definition of “Expected Expenses” is hereby deleted.

3. The proviso in Section 2.01(b) is hereby amended to read in its entirety as follows:

“provided that, each month on the Invoice Date, Lender shall submit to Borrower an invoice (for each such month, the “Original Invoice”) for the sum of (i) the Maximum Possible Redemptions during the following month and (ii) Expected Interest for the following month.”

4. Section 2.03(a), “Expected Expenses” is hereby deleted.

5. On Schedule 2.01(b), the reference to “Sch 2.03 – Expected Expenses” is hereby deleted.

6. Schedule 2.30, “Expected Expenses” is hereby deleted.

7. In all other respects, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, this Amendment No. 2 has been executed on behalf of each party by a duly authorized officer.

ASPIRITY FINANCIAL LLC		KRIEGER ENTERPRISES, LLC

By	/s/ Mark A. Cohn	By	/s/ Timothy Krieger
Its	CEO	Its	CEO